UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2006

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
                               Brookings, SD                     57006
                      (Address of principal executive office)           (zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 2.02   Results of Operations and Financial Condition

      On May 24, 2006, Daktronics, Inc. (the “Registrant”) Registrant issued a press release announcing financial results for the quarter and year ending April 29, 2006. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      The information furnished in this report, including the exhibit, shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Item 9.01   Financial Statements and Exhibits:

      (c)  Exhibits. The following exhibit is furnished as part of this Report:

      99.1   News Release dated May 24, 2006, issued by Registrant regarding fourth quarter and fiscal year 2006 results

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS,INC.

By:	/s/ William R. Retterath
William R.Retterath, Chief Financial Officer

Date: May 24, 2006

EXHIBIT INDEX

Exhibit No. Description
99.1 News Release dated May 24, 2006 issued by Daktronics,Inc.